UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      August 2, 2022

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street, Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On August 2, 2022, Cirrus Logic, Inc. (“Cirrus Logic” or the “Company”) issued a press release announcing its financial results for its first quarter of fiscal year 2023.  The full text of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 7.01     Regulation FD Disclosure.

On August 2, 2022, in addition to issuing a press release, the Company posted on its website a shareholder letter to investors summarizing the financial results for its first quarter of fiscal year 2023.  The full text of the shareholder letter is furnished as Exhibit No. 99.2 to this Current Report on Form 8-K.

Item 8.01     Other Events.

The Company announced that the Cirrus Logic Board of Directors authorized the repurchase of up to $500 million of the company’s common stock, in addition to the $136.1 million remaining from the Board’s previous share repurchase authorization in January 2021.  The repurchases will be funded from working capital and anticipated cash from operations and may occur from time to time depending on a variety of factors including the market price of the company's shares, general market and economic conditions and other corporate considerations.  The Company intends to conduct the share repurchase program in compliance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended, and the share repurchase program is designed to comply with all applicable securities laws.  The share repurchase program may be suspended or discontinued at any time without notice.

A copy of the press release announcing the share repurchase program is attached to this Form 8-K as Exhibit 99.1.

Use of Non-GAAP Financial Information

To supplement Cirrus Logic's financial statements presented on a GAAP basis, Cirrus has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow and free cash flow margin.  A reconciliation of the adjustments to GAAP results is included in the press release below.  Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes.  In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company.  The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies.  These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

The information contained in Items 2.02, 7.01, and 9.01 in this Current Report on Form 8-K and the exhibits furnished hereto contain forward-looking statements regarding the Company and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.  In addition, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated August 2, 2022
Exhibit 99.2	Cirrus Logic, Inc. shareholder letter dated August 2, 2022
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date: August 2, 2022	By:	/s/ Venk Nathamuni
Name: Venk Nathamuni
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated August 2, 2022
99.2	Cirrus Logic, Inc. shareholder letter August 2, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)